DELAWARE GROUP® ADVISER FUNDS

Delaware Diversified Income Fund
(the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C, Class R, and Institutional Class
Summary Prospectuses dated February 28, 2011

The following replaces the information in the section entitled “Who manages the Fund? – Investment manager”:

Who manages the Fund?

Investment manager
Delaware Management Company

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Roger A. Early, CPA, CFA, CFP	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	May 2007
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	February 2001
Wen-Dar Chen, Ph.D.	Vice President, Portfolio Manager – International Debt	May 2007
Thomas H. Chow, CFA	Senior Vice President, Senior Portfolio Manager	May 2007
Kevin P. Loome, CFA	Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments	August 2007
J. David Hillmeyer, CFA	Vice President, Portfolio Manager, Head of Investment Grade Corporate Trading	February 2011

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated August 15, 2011.